Related Party Transactions	6 Months Ended
Jun. 30, 2016
Related Party Transactions [Abstract]
Related Party Transactions

NOTE K – Related Party Transactions

The Company has borrowed $1,095,000 from a former member of the Board of Directors.   Two of the notes from the former Board of Directors total to $1,045,000 and are unsecured.  The third note in the amount of $50,000 is secured by a second lien on the Company’s assets.  The notes to the former member of the Board of Directors are in default and the Company has included approximately $1,347,828 of accrued interest in accrued expenses at March 31, 2016. At June 30, 2016 these loans and accrued interest were written off.

Payments of Company expenses have been made by current members of the board of directors and other related parties in the amount of $11,552 and are included in notes payable affiliates at June 30, 2016.